SHAREHOLDERS' EQUITY AND EARNINGS PER COMMON SHARE	12 Months Ended
Dec. 31, 2011
SHAREHOLDERS' EQUITY AND EARNINGS PER COMMON SHARE [Abstract]
SHAREHOLDERS' EQUITY AND EARNINGS PER COMMON SHARE
NOTE 12 – SHAREHOLDERS' EQUITY AND LOSS PER COMMON SHARE

On January 29, 2010, we held a special shareholders' meeting at which our shareholders approved an amendment to our Articles of Incorporation to increase the number of shares of common stock we are authorized to issue from 60 million to 500 million. They also approved the issuance of our common stock in exchange for certain of our trust preferred securities and in exchange for the shares of our preferred stock held by the U.S. Department of the Treasury (“UST”).

On April 2, 2010, we entered into an exchange agreement with the UST pursuant to which the UST agreed to exchange all 72,000 shares of our Series A Fixed Rate Cumulative Perpetual Preferred Stock, with an original liquidation preference of $1,000 per share (“Series A Preferred Stock”), beneficially owned and held by the UST, plus accrued and unpaid dividends on such Series A Preferred Stock, for shares of our Series B Fixed Rate Cumulative Mandatorily Convertible Preferred Stock, with an original liquidation preference of $1,000 per share (“Series B Preferred Stock”). As part of the terms of the exchange agreement, we also agreed to amend and restate the terms of the warrant, dated December 12, 2008, issued to the UST to purchase 346,154 shares of our common stock.

On April 16, 2010, we closed the transactions described in the exchange agreement and we issued to the UST (1) 74,426 shares of our Series B Preferred Stock and (2) an Amended and Restated Warrant to purchase 346,154 shares of our common stock at an exercise price of $7.234 per share and expiring on December 12, 2018 (the “Amended Warrant”) for all of the 72,000 shares of Series A Preferred Stock and the original warrant that had been issued to the UST in December 2008 pursuant to the TARP Capital Purchase Program, plus approximately $2.4 million in accrued dividends on such Series A Preferred Stock.

With the exception of being convertible into shares of our common stock, the terms of the Series B Preferred Stock are substantially similar to the terms of the Series A Preferred Stock that was exchanged. The Series B Preferred Stock qualifies as Tier 1 regulatory capital and pays cumulative dividends quarterly at a rate of 5% per annum through February 14, 2014, and at a rate of 9% per annum thereafter. The Series B Preferred Stock is non-voting, other than class voting rights on certain matters that could adversely affect the Series B Preferred Stock. If dividends on the Series B Preferred Stock have not been paid for an aggregate of six quarterly dividend periods or more, whether consecutive or not, the holders of the Series B Preferred Stock, voting together with holders of any then outstanding voting parity stock, have the right to elect two additional directors at our next annual meeting of shareholders or at a special meeting of shareholders called for that purpose. These directors would be elected annually and serve until all accrued and unpaid dividends on the Series B Preferred Stock have been paid. Beginning in December of 2009, we suspended payment of quarterly dividends. The cash dividends payable to the UST amount to approximately $4.0 million per year until December of 2013, at which time they would increase to approximately $7.2 million per year. Accrued and unpaid dividends were $6.6 million at December 31, 2011. Because we have deferred dividends on the Series B Preferred Stock for at least six quarterly dividend periods, the UST currently has the right to elect two directors to our board. At this time, in lieu of electing such directors, the UST requested us to allow (and we have allowed) an observer to attend our Board of Directors meetings beginning in the third quarter of 2011. The UST continues to retain the right to elect two directors as described above.

Under the terms of the Series B Preferred Stock, UST (and any subsequent holder of the Series B Preferred Stock) has the right to convert the Series B Preferred Stock into our common stock at any time. In addition, we have the right to compel a conversion of the Series B Preferred Stock into common stock, subject to the following conditions:

(i) we shall have received all appropriate approvals from the Board of Governors of the Federal Reserve System;
(ii) we shall have issued our common stock in exchange for at least $40 million aggregate original liquidation amount of the trust preferred securities issued by the Company's trust subsidiaries, IBC Capital Finance II, IBC Capital Finance III, IBC Capital Finance IV, and Midwest Guaranty Trust I;
(iii) we shall have closed one or more transactions (on terms reasonably acceptable to the UST, other than the price per share of common stock) in which investors, other than the UST, have collectively provided a minimum aggregate amount of $100 million in cash proceeds to us in exchange for our common stock; and
(iv) we shall have made the anti-dilution adjustments to the Series B Preferred Stock, if any, required by the terms of the Series B Preferred Stock.

If converted by the holder or by us pursuant to either of the above-described conversion rights, each share of Series B Preferred Stock (liquidation amount of $1,000 per share) will convert into a number of shares of our common stock equal to a fraction, the numerator of which is $750 and the denominator of which is $7.234, which was the market price of our common stock at the time the exchange agreement was signed (as such market price was determined pursuant to the terms of the Series B Preferred Stock), referred to as the “conversion rate.” This conversion rate is subject to certain anti-dilution adjustments that may result in a greater number of shares being issued to the holder of the Series B Preferred Stock. If converted by the holder or by us pursuant to either of the above-described conversion rights, as of December 31, 2011, the Series B Preferred Stock and accrued and unpaid dividends would have been convertible into approximately 12.7 million shares of our common stock.

Unless earlier converted by the holder or by us as described above, the Series B Preferred Stock will convert into shares of our common stock on a mandatory basis on the seventh anniversary (April 16, 2017) of the issuance of the Series B Preferred Stock. In any such mandatory conversion, each share of Series B Preferred Stock (liquidation amount of $1,000 per share) will convert into a number of shares of our common stock equal to a fraction, the numerator of which is $1,000 and the denominator of which is the market price of our common stock at the time of such mandatory conversion (as such market price is determined pursuant to the terms of the Series B Preferred Stock).

At the time any Series B Preferred Stock are converted into our common stock, we will be required to pay all accrued and unpaid dividends on the Series B Preferred Stock being converted in cash or, at our option, in shares of our common stock, in which case the number of shares to be issued will be equal to the amount of accrued and unpaid dividends to be paid in common stock divided by the market value of our common stock at the time of conversion (as such market price is determined pursuant to the terms of the Series B Preferred Stock). Accrued and unpaid dividends on the Series B Preferred Stock totaled $6.6 million at December 31, 2011 or approximately $89 per share of Series B Preferred Stock.

The maximum number of shares of our common stock that may be issued upon conversion of all shares of the Series B Preferred Stock and any accrued dividends on Series B Preferred Stock is 14.4 million, unless we receive shareholder approval to issue a greater number of shares.

The Series B Preferred Stock may be redeemed by us, subject to the approval of the Board of Governors of the Federal Reserve System, at any time, in an amount up to the cash proceeds (minimum of approximately $18.6 million) from qualifying equity offerings of common stock (plus any net increase to our retained earnings after the original issue date). If the Series B Preferred Stock is redeemed prior to the first dividend payment date falling on or after the second anniversary of the original issue date, the redemption price will be equal to the $1,000 liquidation amount per share plus any accrued and unpaid dividends. If the Series B Preferred Stock is redeemed on or after such date, the redemption price will be the greater of (a) the $1,000 liquidation amount per share plus any accrued and unpaid dividends and (b) the product of the applicable Conversion Rate (as described above) and the average of the market prices per share of our common stock (as such market price is determined pursuant to the terms of the Series B Preferred Stock) over a 20 trading day period beginning on the trading day immediately after we give notice of redemption to the holder (plus any accrued and unpaid dividends). In any redemption, we must redeem at least 25% of the number of Series B Preferred Stock shares originally issued to the UST, unless fewer of such shares are then outstanding (in which case all of the Series B Preferred Stock must be redeemed).

Effective as of April 9, 2010, we amended our articles of incorporation to delete any reference to par value with respect to our common stock, which previously had a par value of $1.00 per share. The amendment was approved by our Board on April 6, 2010, pursuant to the authority granted it under Sections 301a and 611(2) of the Michigan Business Corporation Act. As a result, we reclassified all amounts in capital surplus to common stock on our Consolidated Statements of Financial Condition.

On July 7, 2010 we executed an Investment Agreement and Registration Rights Agreement with Dutchess Opportunity Fund, II, LP (“Dutchess”) for the sale of up to 1.50 million shares of our common stock. These agreements serve to establish an equity line facility as a contingent source of liquidity at the parent company level. Pursuant to the Investment Agreement, Dutchess committed to purchase up to $15.0 million of our common stock over a 36-month period ending November 1, 2013. We have the right, but no obligation, to draw on this equity line facility from time to time during such 36-month period by selling shares of our common stock to Dutchess. The sales price would be at a 5% discount to the market price of our common stock at the time of the draw; as such market price is determined pursuant to the terms of the Investment Agreement. Through December 31, 2011, 0.78 million shares of our common stock were sold to Dutchess pursuant to the Investment Agreement (0.43 million shares during 2011 and 0.35 million shares during the fourth quarter of 2010) for an aggregate purchase price of $1.8 million. In order to comply with Nasdaq rules, we needed shareholder approval to sell more than approximately 0.7 million more shares to Dutchess pursuant to the Investment Agreement. In April 2011, our shareholders approved a resolution at our Annual Meeting to authorize us to sell up to 2.5 million additional shares under this equity line, so we now have additional flexibility to take advantage of this contingent source of liquidity. Remaining shares approved to sell pursuant to the Investment Agreement totaled 3.2 million shares at December 31, 2011. Based on our closing stock price on December 31, 2011, additional funds available under the Investment Agreement totaled approximately $4.1 million at December 31, 2011.

On April 27, 2010, at our annual meeting of shareholders, our shareholders approved an amendment to our Articles of Incorporation that allowed us to affect a 1-for-10 reverse stock split. We affected this reverse stock split on August 31, 2010. All common share and per share amounts have been adjusted to reflect the reverse stock split.

A reconciliation of basic and diluted earnings (loss) per share for the years ended December 31 follows:

	2011	2010	2009
	(In thousands, except per share amounts)

Net loss	$(20,200)	$(16,709)	$(90,227)
Preferred dividends	4,157	4,095	4,301
Net loss applicable to common stock	$(24,357)	$(20,804)	$(94,528)

Weighted average shares outstanding for calculation of basic loss per share	8,277	5,090	2,387
Effect of convertible preferred stock	61,281	36,371	-
Restricted stock units	122	-	-
Stock units for deferred compensation plan for non-employee directors	7	7	7
Effect of stock options	-	-	-
Weighted average shares outstanding for calculation of diluted loss per share	69,687	41,468	2,394

Net loss per common share
Basic	$(2.94)	$(4.09)	$(39.60)
Diluted (1)	$(2.94)	$(4.09)	$(39.60)

(1) For any period in which a loss is recorded, the assumed conversion of convertible preferred stock, assumed exercise of common stock warrants, assumed exercise of stock options, restricted stock units and stock units for a deferred compensation plan for non-employee directors would have an anti-dilutive impact on the loss per share and thus are ignored in the diluted per share calculation.

Weighted average stock options outstanding that were not considered in computing diluted earnings (loss) per share because they were anti-dilutive totaled 0.1 million, 0.1 million and 0.1 million for 2011, 2010 and 2009, respectively. The warrant to purchase 346,154 shares of our common stock was also not considered in computing the diluted loss per share in 2011, 2010 and 2009 as it was anti-dilutive.